SUPPLEMENT DATED DECEMBER 12, 2011

TO PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA, KEYPORT ADVISOR CHARTER, AND
KEYPORT OPTIMA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the Invesco V.I. Capital Appreciation Fund that is available under your Contract.

The Board of Trustees of the AIM Variable Insurance Fund (Invesco Variable Insurance Fund) approved a proposal to reorganize the Invesco V.I. Capital Appreciation Fund with and into the Invesco Van Kampen V.I. Capital Growth Fund.

The reorganization is subject to certain conditions, including approval by shareholders of the Invesco V.I. Capital Appreciation Fund. A combined proxy statement/prospectus will be sent to shareholders of the Invesco V.I. Capital Appreciation Fund to seek their approval of the reorganization. It is currently anticipated that a shareholder meeting regarding the reorganization will be held in or around April, 2012.

If shareholders approve the proposal relating to the reorganization, shortly after shareholder approval, all of the assets of the Invesco V.I. Capital Appreciation Fund will be transferred to the Invesco Van Kampen V.I. Capital Growth Fund. Shareholders of the Invesco V.I. Capital Appreciation Fund will receive shares of the Invesco Van Kampen V.I. Capital Growth Fund in exchange for their shares of the Invesco V.I. Capital Appreciation Fund.

Please retain this supplement with your prospectus for future reference.

Keyport (US) 12/2011